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                                                                   EXHIBIT 10.71


                                FIRST AMENDMENT
                                      TO
                            PARTICIPATION AGREEMENT


     This FIRST AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment") is entered into as of August 15, 1997 by and among Smart & Final Inc., a Delaware corporation, Smart & Final Stores Corporation, a California corporation, and American Foodservice Distributors, a California corporation, Fleet National Bank, a national banking association, each of the banks listed on the signature pages hereto, Credit Lyonnais Leasing Corp., a Delaware corporation, and Credit Lyonnais New York Branch, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Republic of France.

     WHEREAS, each of the parties hereto has entered into that certain Participation Agreement dated as of April 16, 1997 (the "Participation Agreement"); and

     WHEREAS, each of the parties hereto desire to amend the Participation Agreement to correct the definition of Consolidated Cash Flow as used therein.

     NOW, THEREFORE, the parties hereto agree as follows (capitalized terms used herein but not otherwise defined herein having the meanings ascribed to them in the Participation Agreement):

1.  Amendments.  The definition of "Consolidated Cash Flow" as set forth in
    ----------
Exhibit A to the Participation Agreement shall be amended and restated in it entirety to read as follows:

     " `Consolidated Cash Flow' shall mean, at any date and for any period, the sum of consolidated net income (excluding non-cash unusual items and minority interest in earnings for such period), plus interest expense, income taxes, depreciation, amortization and lease expense (to the extent deducted in determining net income) for such period."

2.  Governing Law.  This Amendment shall be governed by the laws of the State of
    -------------
New York without regard to the conflict of laws rules thereof.

3.  Counterparts.  This Amendment may be executed in any number of counterparts,
    ------------
all of which, taken together, shall constitute one complete document.
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    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                       CREDIT LYONNAIS NEW YORK BRANCH,
                       as Agent

                       By:  /s/ David Fink
                            --------------

                       Its:  First Vice President
                             --------------------

                       CREDIT LYONNAIS NEW YORK BRANCH,
                       as Lender

                       By:  /s/ Dianne M. Scott
                            -------------------

                       Its:  Vice President and Manager
                             --------------------------

                       BANQUE NATIONALE DE PARIS,
                       as Lender

                       By:  /s/ C. Bettles
                            --------------

                       Its:  Sr. V.P. and Manager
                             --------------------

                       By:  /s/ J.L. Tourne
                            ---------------

                       Its:  V.P. and Deputy Manager
                             -----------------------


                       UNION BANK OF CALIFORNIA, N.A.,
                       as Lender

                       By:  /s/ Terry Rocher
                            ----------------

                       Its:  Assistant Vice President
                             ------------------------
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                        CREDIT LYONNAIS LEASING CORP.
                        as Equity Participant

                        By:  /s/ L.M. Wertheim
                             -----------------

                        Its:  Vice President/Secretary
                              ------------------------


                        CIBC INC., as Lender

                        By:  /s/
                             ---


                        Its:___________________________


                        FLEET NATIONAL BANK,  not in its
                        individual capacity, but solely as Owner
                        Trustee under the Trust Agreement, as the Lessor

                        By:  /s/ E.C. Hammer
                             ---------------

                        Its:  Attorney in Fact
                              ----------------


                        SMART & FINAL, INC.
                        as Lessee

                        By:  /s/ Donald G. Alvarado
                             ----------------------

                        Its:  Sr. V.P.
                              --------

                        SMART & FINAL STORES CORPORATION,
                        as Significant Sublessee

                        By:  /s/ Donald G. Alvarado
                             ----------------------

                        Its:  Sr. V.P.
                              --------
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                        AMERICAN FOODSERVICE DISTRIBUTORS,
                        as Significant Sublessee

                        By:  /s/ Donald G. Alvarado
                             ----------------------

                        Its:  V.P./ Secretary
                              ---------------